Portland General Electric Earnings Conference Call Fourth Quarter and Full-Year 2017 Exhibit 99.2

Cautionary Statement Information Current as of February 16, 2018 Except as expressly noted, the information in this presentation is current as of February 16, 2018 — the date on which PGE filed its Annual Report on Form 10-K for the year ended December 31, 2017 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update this presentation, except as may be required by law. Forward-Looking Statements Statements in this news release that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding earnings guidance; statements regarding future load, hydro conditions and operating and maintenance costs; statements concerning implementation of the company’s integrated resource plan; statements concerning future compliance with regulations limiting emissions from generation facilities and the costs to achieve such compliance; as well as other statements containing words such as “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including reductions in demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the company’s generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; failure to complete capital projects on schedule or within budget, or the abandonment of capital projects, which could result in the company’s inability to recover project costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy markets conditions, which could affect the availability and cost of purchased power and fuel; changes in capital market conditions, which could affect the availability and cost of capital and result in delay or cancellation of capital projects; the outcome of various legal and regulatory proceedings; and general economic and financial market conditions. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward-looking statements included in this news release are based on information available to the company on the date hereof and such statements speak only as of the date hereof. The company assumes no obligation to update any such forward-looking statement. Prospective investors should also review the risks and uncertainties listed in the company’s most recent annual report on form 10-K and the company’s reports on forms 8-K and 10-Q filed with the United States Securities and Exchange Commission, including management’s discussion and analysis of financial condition and results of operations and the risks described therein from time to time. 2

Leadership Presenting Today Jim Lobdell Senior VP of Finance, CFO & Treasurer Maria Pope President & CEO On Today's Call • Financial performance • Accomplishments • Economic Update • Energy Imbalance Market participation • 2016 Integrated Resource Plan • 2019 General Rate Case • Tax reform • Financial update • Earnings guidance 3

2017 Earnings Results NI in millions Q4 2017 Q4 2016 FY 2017 FY 2016 Net Income $42 $61 $187 $193 Diluted EPS $0.48 $0.68 $2.10 $2.16 Non-GAAP Diluted EPS $0.67 $0.68 $2.29 $2.16 2016 EPS: $2.16 2017 EPS: $2.10 Non-GAAP 2017 EPS: $2.29 4 Q1 Q1 Q2 Q2 Q3 Q4 Q3 Q4 Non- GAAP EPS: $0.67 Tax Reform $0.19 Q1 Q2 Q4

Accomplishments Best in West Among Large Utilities for Business Customer Satisfaction J.D. Power Top Quartile Customer Satisfaction Residential and Business Customers Market Strategies International 5 Top Decile Customer Satisfaction Key Customers TQS Research, Inc.

• Oregon's job market in 2017 was the strongest on record, with full-year total unemployment a record-low 4.0%1 • Oregon's annual GDP growth averaged 3.3% over the past two decades2 • Residential customer base increased approximately 1.3% over the past year Economic Update (1) Oregon Office of Economic Analysis (2) U.S. Bureau of Economic Analysis 6

Western Energy Imbalance Market 7 Completed first full quarter as a market participant, marking an important step as we continue to invest in clean, reliable energy • Captured lowest-cost resources available throughout six participating states • Better managed short-term variations of our customers' load and variable renewable generation • Analyzing participation in the potential expansion of the California ISO's day-ahead market

8 2016 Integrated Resource Plan A flexible, balanced plan that reflects our commitment to a low-carbon future and in keeping with the Oregon Clean Electricity Plan -- process includes continuing dialog with OPUC staff and stakeholders Renewable Procurement • Procurement of renewables (100 MWa) to meet Oregon Clean Electricity Plan • RFP process to commence in early 2018; decision expected by year-end • Potential benchmark resource identified Capacity Need Executed contracts for 300 MWs through bilateral procurement processes: • 200 MW of annual-capacity with five-year terms beginning 2021 • 100 MW of seasonal peak capacity during summer and winter periods with a five- year term beginning 2019 Timeline: • December 2017: IRP acknowledged • Q1 2018: Initiate RFP process • End of 2018: Complete Renewable RFP

2019 General Rate Case 9 Key drivers Investments in the system to better serve customers and continue building a smarter, more resilient grid • Return on equity of 9.5% • Capital structure of 50% debt and 50% equity • Rate base of $4.86 billion • Customer price increase of approx. 4.8%, net of tax reform, effective Jan. 1, 2019 Timeline • Filed with the OPUC Feb. 15, 2018 • Regulatory review to occur throughout 2018 • Final order expected from the commission by end-of-year

Tax Reform • Filed a deferral application with the OPUC ▪ Defer regulatory items with a 2017 and 2018 financial impact into future years ▪ Proposed that any refund be subject to an earnings test, tied to ROE • Cash flow and credit metrics remain strong 10

2017 Earnings Bridge Earnings per diluted share 11 2016 Weather Storm Service Restoration Carty D&A PTCs Employee Benefits & Other Deferred Tax Remeasure- ment 2017 $2.29 $2.29 Non-GAAP EPS Excluding the remeasurement of deferred taxes

Capital Planning 12 (1) Does not include any capital related to the 2016 renewable RFP or energy storage Current Capital Outlook Investments include: • Upgrade and replacement of aging generation, transmission and distribution equipment • Strengthening the power grid for earthquakes, cyberattacks and other potential threats • New customer information system and technology tools $511 $551 $ millions

Liquidity & Financing Total Liquidity as of 12/31/2017 (in millions) Credit Facilities $ 720 Commercial Paper — Letters of Credit $ (67) Cash $ 39 Available $ 692 Ratings S&P Moody's Senior Secured A- A1 Senior Unsecured BBB A3 Commercial Paper A-2 Prime-2 Outlook Positive Stable ($ in millions) Q1 2018 Q2 2018 Q3 2018 Q4 2018 First Mortgage Bonds Issue up to $100 million 13

Guidance & Assumptions 2018 EPS Guidance: $2.10 - $2.25 • Retail deliveries decline between 0% and 1%, weather-adjusted • Warmer-than-normal weather in January • Average hydro conditions for the year • Wind generation for the year based on five years of historic levels or forecast studies when historical data is not available • Normal thermal plant operations • Operating and maintenance costs between $575 and $595 million • Depreciation and amortization expense between $365 and $385 million • Assumes OPUC approval of the customer information and meter data management systems deferral application. 14

2018 Key Initiatives 15 • Maintain our high level of Operational Excellence • Invest in reliable and clean energy • Build a smarter, more resilient grid